Borrowings - Schedule of Maturities Other Borrowings (Detail) - Other Borrowings [Member] $ in Thousands	Dec. 31, 2017 USD ($)
Debt Instrument [Line Items]
2018	$ 2,884
2019	2,195
2020	1,665
2021	1,258
2022 and beyond	3,407
Long term Debt, Total	$ 11,409
Weighted Average Interest Rate, 2018	1.83%
Weighted Average Interest Rate, 2019	1.83%
Weighted Average Interest Rate, 2020	1.84%
Weighted Average Interest Rate, 2021	1.85%
Weighted Average Interest Rate, 2022 and beyond	1.92%
Total	1.86%